                                                                    EXHIBIT 99.1

                              CONSECO FINANCE CORP.

                   CERTIFICATE REGARDING REPURCHASED CONTRACTS

The undersigned certifies that he is Senior Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of October 1, 2001 between the Company and U S Bank Trust National Association, as Trustee of Home Equity Loan Trust 2001-D (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 22nd day of January, 2002.

                                       CONSECO FINANCE CORP.


                                       BY: /s/ Keith Anderson
                                           -------------------------------------
                                       Keith Anderson
                                       Senior Vice President and Treasurer

                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER

The undersigned certifies that he is Senior Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of August 1, 2001 between the Company and U S Bank Trust (N.A), as Trustee of Home Equity Loan Trust 2001-C (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from January 1, 2002 to January 31, 2002 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 22nd day of January, 2002.

                                       CONSECO FINANCE CORP.


                                       BY: /s/ Keith Anderson
                                           -------------------------------------
                                       Keith Anderson
                                       Senior Vice President and Treasurer

                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2001-D
                               MONTHLY REPORT:                      January 2002
                                            Payment Date:              2/15/2002
                                            Trust Account:              33395940
                                                   Cusip#  20847T BC4BD2 BE0 BF7
                                                          BG5 BH3 BJ9 BK6BL4 BM2

    1 Amount Available                                                                                         $ 16,288,561.88
                                                                                                               ---------------
    2 Servicing Fee    .50%                                                                                    $    219,443.60
                                                                                                               ---------------
    3 Trustee Fee                                                                                              $          0.00
                                                                                                               ---------------
    4 Unreimbursed Advances                                                                                    $          0.00
                                                                                                               ---------------
    5 Yield Maintenance / Cap Provider Fee                                                                     $    124,000.00
      (for any Payment Date occurring in and including November 2001                                           ---------------
      through and including April 2004)

    6 (a)  WAC                                                                                                       11.87300%
                                                                                                               ---------------
      (b)  Net WAC                                                                                                   11.37300%
                                                                                                               ---------------

Interest

Class A and Class A-IO Certificates

    7 Current interest

     (a)  Class A-1a Pass-Through Rate (a floating rate per annum equal to the least of (i) one-month LIBOR plus 0.25% per annum or (ii) the
          Adjusted Net WAC Cap Rate and (iii) 15.00% per annum)                               2.07000%
                                                                                              --------
     (b)  Class A-1a Interest                                                                                  $    219,320.98
                                                                                                               ---------------
     (c)  Class A-1b Pass-Through Rate (3.26%,
          or the Adjusted Net WAC Cap Rate, if less)                                             3.26%
                                                                                              --------
     (d)  Class A-1b Interest                                                                                  $    105,928.09
                                                                                                               ---------------
     (e)  Class A-2 Pass-Through Rate (4.10%,
          or the Adjusted Net WAC Cap Rate, if less)                                             4.10%
                                                                                              --------
     (f)  Class A-2 Interest                                                                                   $    194,750.00
                                                                                                               ---------------
     (g)  Class A-3 Pass-Through Rate (4.67%,
          or the Adjusted Net WAC Cap Rate, if less)                                             4.67%
                                                                                              --------
     (h)  Class A-3 Interest                                                                                   $    373,600.00
                                                                                                               ---------------
     (i)  Class A-4 Pass-Through Rate (5.53% * ,
          or the Adjusted Net WAC Cap Rate, if less)                                             5.53%
                                                                                              --------
     (j)  Class A-4 Interest                                                                                   $    228,112.50
                                                                                                               ---------------
     (k)  Class A-5 Pass-Through Rate (6.19% * ,
          or the Adjusted Net WAC Cap Rate, if less)                                             6.19%
                                                                                              --------
     (l)  Class A-5 Interest                                                                                   $    317,237.50
                                                                                                               ---------------
     (m)  Class A-IO Pass-Through Rate (a rate per annum equal to 8.80% on its
          Scheduled Notional Balance: $162,500,000.00 for pmt from Nov 15, 2001 thru Sep 15, 2002: $112,500,000.00 from Oct 15, 2002 thru Mar 15,2003:
          $75,000,000.00 from Apr 15,2003 thru Sep 15, 2003: $62,500,000.00
          from Oct 15, 2003 thru Mar 15, 2004, and 0 thereafter.                                 8.80%
                                                                                              --------
     (n)  Class A-IO Interest                                                                                  $  1,191,666.67
                                                                                                               ---------------

* If the purchase option is not exercised pursuant to Section 8.06 of the Pooling and Servicing Agreement, the Class A-5 Pass-Through Rate shall increase to 6.69%, or the Adjusted Net WAC Cap Rate, if less.

                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2001-D
                               MONTHLY REPORT:                      January 2002
                                            Payment Date:              2/15/2002
                                            Trust Account:              33395940
                                                   Cusip#  20847T BC4BD2 BE0 BF7
                                                          BG5 BH3 BJ9 BK6BL4 BM2
                               Page 2

    8 Amount applied to Unpaid Class A Interest Carry Forward Amount                                           $          0.00
                                                                                                               ---------------
    9 Remaining Unpaid Class A Interest Carry Forward Amount                                                   $          0.00
                                                                                                               ---------------
   10 Amount applied to Unpaid Class A-IO Interest Carry Forward Amount                                        $          0.00
                                                                                                               ---------------
   11 Remaining Unpaid Class A-IO Interest Carry Forward Amount                                                $          0.00
                                                                                                               ---------------
Class M-1 Certificates

   12 Amount Available less all preceding distributions                                                        $ 13,314,502.54
                                                                                                               ---------------
   13 Class M-1 Principal Balance                                                                              $ 38,500,000.00
                                                                                                               ---------------
   14 Class M-1 Current Interest
     (a)  Class M-1 Pass-Through Rate (the least of (i) one-month LIBOR plus 1.35%
          per annum, (ii) the Adjusted Net WAC Cap Rate, and (iii) 15.00% per annum)          3.17000%
                                                                                              --------
     (b)  Class M-1 Interest                                                                                   $    105,094.31
                                                                                                               ---------------
   15 Amount applied to Unpaid Class M-1 Interest Carry Forward Amount                                         $          0.00
                                                                                                               ---------------
   16 Remaining Unpaid Class M-1 Interest Carry Forward Amount                                                 $          0.00
                                                                                                               ---------------
Class M-2 Certificates

   17 Amount Available less all preceding distributions                                                        $ 13,209,408.23
                                                                                                               ---------------
   18 Class M-2 Principal Balance                                                                              $ 27,500,000.00
                                                                                                               ---------------
   19 Class M-2 Current Interest
     (a)  Class M-2 Pass-Through Rate (the least of (i) one-month LIBOR plus 1.75%
          per annum, (ii) the Adjusted Net WAC Cap Rate, and (iii) 15.00% per annum)          3.57000%
                                                                                              --------
     Class M-2 Interest                                                                                        $     84,539.58
                                                                                                               ---------------
   20 Amount applied to Unpaid Class M-2 Interest Shortfall                                                    $          0.00
                                                                                                               ---------------
   21 Remaining Unpaid Class M-2 Interest Carry Forward Amount                                                 $          0.00
                                                                                                               ---------------
Class B-1 Certificates

   22 Amount Available less all preceding distributions                                                        $ 13,124,868.65
                                                                                                               ---------------
   23 Class B-1 Principal Balance                                                                              $ 22,000,000.00
                                                                                                               ---------------
   24 Current Interest
     (a)  Class B-1 Pass-Through Rate (the least of (i) one-month LIBOR plus 2.50%
          per annum, (ii) the Adjusted Net WAC Cap Rate, and (iii) 15.00% per annum)          4.32000%
                                                                                              --------
     (b)  Class B-1 Interest                                                                                   $     81,840.00
                                                                                                               ---------------

                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2001-D
                               MONTHLY REPORT:                      January 2002
                                            Payment Date:              2/15/2002
                                            Trust Account:              33395940
                                                   Cusip#  20847T BC4BD2 BE0 BF7
                                                          BG5 BH3 BJ9 BK6BL4 BM2
                               Page 3

   25 Amount applied to Unpaid Class B-1 Interest Shortfall                                                    $          0.00
                                                                                                               ---------------
   26 Remaining Unpaid Class B-1 Interest Shortfall                                                            $          0.00
                                                                                                               ---------------
Class B-2 Certificates

   27  Amount Available less all preceding distributions                                                       $ 13,043,028.65
                                                                                                               ---------------
   28 Class B-2 Principal Balance                                                                              $ 11,000,000.00
                                                                                                               ---------------

   29 Current Interest
     (a)  Class B-2 Pass-Through Rate  (9.44%, or the Adjusted
          Net WAC Cap Rate, if less                                                              9.44%
                                                                                              --------
     (b)  Class B-2 Interest                                                                                   $     86,533.33
                                                                                                               ---------------
   30 Amount applied to Unpaid Class B-2 Interest Shortfall                                                    $          0.00
                                                                                                               ---------------
   31 Remaining Unpaid Class B-2 Interest Shortfall                                                            $          0.00
                                                                                                               ---------------
Principal

   32 Trigger Event:
     (a)  Average Sixty-Day Delinquency Ratio Test
          (i)   Sixty-Day Delinquency Ratio for current Payment Date                                                     0.95%
                                                                                                               ---------------
          (ii)  Average Sixty-Day Delinquency Ratio Test (arithmetic average of ratios for this month and two preceding months
                may not exceed 38% of the Senior Enhancement Percentage)                                                 0.55%
                                                                                                               ---------------
          (iii) 38% of Senior Enhancement Percentage                                                                    7.261%
                                                                                                               ---------------
     (b)  Cumulative Realized Losses Test
          (i)   Cumulative Realized Losses for current Payment Date                                            $          0.00
                                                                                                               ---------------
          (ii)  Cumulative Realized Losses Ratio
                (Losses as a percentage of Cut-off Date Principal: 4.75% from
                November 2004 to October 2005, 5.75% from November 2005 to
                October 2006, 6.25% from November 2006 to October
                2007, and 6.50% thereafter)                                                                              0.00%
                                                                                                               ---------------
   33 Senior Enhancement Percentage                                                                               19.10731816%
                                                                                                               ---------------
     (a)  the numerator of which is the excess of (i) the Group I Scheduled
          Principal Balance as of the first day of the related due period over
          (ii) the Class I-A Principal Balance immediately prior to such payment                               $100,631,489.93
                                                                                                               ---------------
     (b)  The denominator of which is the Group I Scheduled Principal Balance
          as of the first day of the related due period                                                        $526,664,647.92
                                                                                                               ---------------
A.   Prior to the Stepdown Date and where no Trigger Event is in Effect:

Class A Certificates

   34 Amount Available less all preceding distributions                                                        $ 12,956,495.32
                                                                                                               ---------------
   35 Formula Principal Distribution Amount
     (a)  Scheduled Principal Due                                                           532,326.38
                                                                                         -------------
     (b)  Principal Prepayments                                                          10,809,980.37
                                                                                         -------------
     (c)  Liquidated Loans                                                                        0.00
                                                                                         -------------
     (d)  Repurchases                                                                             0.00
                                                                                         -------------
                Total Principal                                                                                $ 11,342,306.75
                                                                                                               ---------------
   36 Class A Principal Distribution:
     (a)  Class A-1a                                                                                           $  9,838,622.11
                                                                                                               ---------------
     (b)  Class A-1b                                                                                           $  3,117,873.21
                                                                                                               ---------------
     (c)  Class A-2                                                                                            $          0.00
                                                                                                               ---------------
     (d)  Class A-3                                                                                            $          0.00
                                                                                                               ---------------
     (e)  Class A-4                                                                                            $          0.00
                                                                                                               ---------------
     (f)  Class A-5                                                                                            $          0.00
                                                                                                               ---------------

                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2001-D
                               MONTHLY REPORT:                      January 2002
                                            Payment Date:              2/15/2002
                                            Trust Account:              33395940
                                                   Cusip#  20847T BC4BD2 BE0 BF7
                                                          BG5 BH3 BJ9 BK6BL4 BM2
                               Page 4

   37 Class A Principal Balance:
     (a)  Class A-1a Principal Balance                                                                         $113,202,599.46
                                                                                                               ---------------
     (b)  Class A-1b Principal Balance                                                                         $ 35,874,063.21
                                                                                                               ---------------
     (c)  Class A-2 Principal Balance                                                                          $ 57,000,000.00
                                                                                                               ---------------
     (d)  Class A-3 Principal Balance                                                                          $ 96,000,000.00
                                                                                                               ---------------
     (e)  Class A-4 Principal Balance                                                                          $ 49,500,000.00
                                                                                                               ---------------
     (f)  Class A-5 Principal Balance                                                                          $ 61,500,000.00
                                                                                                               ---------------
Class M-1 Certificates

   38 Amount Available less all preceding distributions                                                        $          0.00
                                                                                                               ---------------
   39 Class M-1 principal distribution                                                                         $          0.00
                                                                                                               ---------------
   40 Class M-1 Principal Balance                                                                              $ 38,500,000.00
                                                                                                               ---------------
Class M-2 Certificates

   41 Amount Available less all preceding distributions                                                        $          0.00
                                                                                                               ---------------
   42 Class M-2 principal distribution                                                                         $          0.00
                                                                                                               ---------------
   43 Class M-2 Principal Balance                                                                              $ 27,500,000.00
                                                                                                               ---------------
Class B-1 Certificates

   44 Amount Available less all preceding distributions                                                        $          0.00
                                                                                                               ---------------
   45 Class B-1 principal distribution                                                                         $          0.00
                                                                                                               ---------------
   46 Class B-1 Principal Balance                                                                              $ 22,000,000.00
                                                                                                               ---------------
Class B-2 Certificates

   47 Amount Available less all preceding distributions                                                        $          0.00
                                                                                                               ---------------
   48 Class B-2 principal distribution                                                                         $          0.00
                                                                                                               ---------------
   49 Class B-2 Principal Balance                                                                              $ 11,000,000.00
                                                                                                               ---------------
B    Principal Distributions after the Stepdown Date and so long as a Trigger
     Event is not then in effect (stepdown date means the later of the Payment
     Date in November 2004):

Class A Certificates

   50 Amount Available less all preceding distributions                                                        $          0.00
                                                                                                               ---------------
   51 Class A Formula Principal Distribution Amount:
     (a)  Class A-1a                                                                                           $          0.00
                                                                                                               ---------------
     (b)  Class A-1b                                                                                           $          0.00
                                                                                                               ---------------
     (c)  Class A-2                                                                                            $          0.00
                                                                                                               ---------------
     (d)  Class A-3                                                                                            $          0.00
                                                                                                               ---------------
     (e)  Class A-4                                                                                            $          0.00
                                                                                                               ---------------
     (f)  Class A-5                                                                                            $          0.00
                                                                                                               ---------------

                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2001-D
                               MONTHLY REPORT:                      January 2002
                                            Payment Date:              2/15/2002
                                            Trust Account:              33395940
                                                   Cusip#  20847T BC4BD2 BE0 BF7
                                                          BG5 BH3 BJ9 BK6BL4 BM2
                               Page 5

   52 Class A Formula Principal Balance Amount:
     (a)  Class A-1a Principal Balance                                                                         $113,202,599.46
                                                                                                               ---------------
     (b)  Class A-1b Principal Balance                                                                         $ 35,874,063.21
                                                                                                               ---------------
     (c)  Class A-2 Principal Balance                                                                          $ 57,000,000.00
                                                                                                               ---------------
     (d)  Class A-3 Principal Balance                                                                          $ 96,000,000.00
                                                                                                               ---------------
     (e)  Class A-4 Principal Balance                                                                          $ 49,500,000.00
                                                                                                               ---------------
     (f)  Class A-5 Principal Balance                                                                          $ 61,500,000.00
                                                                                                               ---------------
Class M-1 Certificates

   53 Amount Available less all preceding distributions                                                        $          0.00
                                                                                                               ---------------
   54 Class M-1 Formula Principal Distribution Amount                                                          $          0.00
                                                                                                               ---------------
   55 Class M-1 Principal Balance                                                                              $ 38,500,000.00
                                                                                                               ---------------
Class M-2 Certificates

   56 Amount Available less all preceding distributions                                                        $          0.00
                                                                                                               ---------------
   57 Class M-2 Formula Principal Distribution Amount                                                          $          0.00
                                                                                                               ---------------
   58 Class M-2 Principal Balance                                                                              $ 27,500,000.00
                                                                                                               ---------------
Class B-1 Certificates

   59 Amount Available less all preceding distributions                                                        $          0.00
                                                                                                               ---------------
   60 Class B-1 Formula Principal Distribution Amount                                                          $          0.00
                                                                                                               ---------------
   61 Class B-1 Principal Balance                                                                              $ 22,000,000.00
                                                                                                               ---------------
Class B-2 Certificates

   62 Amount Available less all preceding distributions                                                        $          0.00
                                                                                                               ---------------
   63 Class B-1 Formula Principal Distribution Amount                                                          $          0.00
                                                                                                               ---------------
   64 Class B-1 Principal Balance                                                                              $ 11,000,000.00
                                                                                                               ---------------
Excess Cashflows

   65 Overcollateralization Amount

     (a)  Overcollateralization Increase Amount                                                                $  1,614,188.57
                                                                                                               ---------------
     (b)  Overcollateralization Amount to date                                                                 $  3,245,678.50
                                                                                                               ---------------
     (c)  Target OC amount                                                                                     $  6,875,000.00
                                                                                                               ---------------
   66 Unpaid Class A Interest Carry Forward Amount                                                             $          0.00
                                                                                                               ---------------
   67 Unpaid Class M-1 Interest Carry Forward Amount                                                           $          0.00
                                                                                                               ---------------
   68 Unpaid Class M-1 Realized Loss Interest Amount and Unpaid
      Class M-1 Realized Loss Amount                                                                           $          0.00
                                                                                                               ---------------
   69 Unpaid Class M-2 Interest Carry Forward Amount                                                           $          0.00
                                                                                                               ---------------
   70 Unpaid Class M-2 Realized Loss Interest Amount and Unpaid
      Class M-2 Realized Loss Amount                                                                           $          0.00
                                                                                                               ---------------
   71 Unpaid Class B-1 Interest Carry Forward Amount                                                           $          0.00
                                                                                                               ---------------
   72 Unpaid Class B-1 Realized Loss Interest Amount and Unpaid
      Class B-1 Realized Loss Amount                                                                           $          0.00
                                                                                                               ---------------
   73 Unpaid Class B-2 Interest Carry Forward Amount                                                           $          0.00
                                                                                                               ---------------

                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2001-D
                               MONTHLY REPORT:                      January 2002
                                            Payment Date:              2/15/2002
                                            Trust Account:              33395940
                                                   Cusip#  20847T BC4BD2 BE0 BF7
                                                          BG5 BH3 BJ9 BK6BL4 BM2
                               Page 6

   74 Unpaid Class B-2 Realized Loss Interest Amount and Unpaid
      Class B-2 Realized Loss Amount                                                                           $          0.00
                                                                                                               ---------------
   75 Shortfall Amounts Deposited in Basis Risk Reserve Fund

     (a)  Unpaid Class A Basis Risk Carry-over Shortfall                                                       $          0.00
                                                                                                               ---------------
     (b)  Unpaid Class M-1 Basis Risk Carry-over Shortfall                                                     $          0.00
                                                                                                               ---------------
     (c)  Unpaid Class M-2 Basis Risk Carry-over Shortfall                                                     $          0.00
                                                                                                               ---------------
     (d)  Unpaid Class B-1 Basis Risk Carry-over Shortfall                                                     $          0.00
                                                                                                               ---------------
     (e)  Unpaid Class B-2 Basis Risk Carry-over Shortfall                                                     $          0.00
                                                                                                               ---------------
Class A, Class A-IO, Class M and Class B Certificates

   76 Basis Risk Reserve Fund Shortfalls Deposited                                                             $          0.00
                                                                                                               ---------------
   77 Pool Scheduled Principal Balance                                                                         $515,322,341.17
                                                                                                               ---------------
   78 Pool Certificate Principal Balance                                                                       $512,076,662.67
                                                                                                               ---------------
     (a)  Overcollateralized amount                                                                            $  3,245,678.50
                                                                                                               ---------------
   79 Pool Factor                                                                                                   0.93694971
                                                                                                               ---------------
   80 Note Pool Factor
                                                                                                               ---------------
     (a)  Class A-1a                                                                                                0.79720140
                                                                                                               ---------------
     (b)  Class A-1b                                                                                                0.79720140
                                                                                                               ---------------
     (c)  Class A-2                                                                                                 1.00000000
                                                                                                               ---------------
     (d)  Class A-3                                                                                                 1.00000000
                                                                                                               ---------------
     (e)  Class A-4                                                                                                 1.00000000
                                                                                                               ---------------
     (g)  Class A-5                                                                                                 1.00000000
                                                                                                               ---------------
     (h)  Class M-1                                                                                                 1.00000000
                                                                                                               ---------------
     (i)  Class M-2                                                                                                 1.00000000
                                                                                                               ---------------
     (j)  Class B-1                                                                                                 1.00000000
                                                                                                               ---------------
     (k)  Class B-2                                                                                                 1.00000000
                                                                                                               ---------------
   81 Loans Delinquent:

     (a)  30 - 59 days                         4,367,361.42            62
                                       -----------------------      --------
     (b)  60 - 89 days                         2,024,242.12            29
                                       -----------------------      --------
     (c)  90 or more days                        582,154.47            15
                                       -----------------------      --------

   82 Principal Balance of Defaulted Loans                                                                     $  2,278,608.96
                                                                                                               ---------------
   83 Principal Balance of Loans with Extensions                                                               $    395,148.00
                                                                                                               ---------------
   84 Number of Liquidated Loans and Net Liquidation Loss                                            0         $          0.00
                                                                                              --------         ---------------
   85 Number of Loans Remaining                                                                                     6,921
                                                                                                               ---------------
   86 Pre-Funded Amount                                                                                        $          0.00
                                                                                                               ---------------
   87 Reimbursement of Class C Certificateholder expenses                                                      $          0.00
                                                                                                               ---------------
Class B-3I Certificate

   88 Class B-3I Formula Distribution Amount                                                                   $          0.00
                                                                                                               ---------------

Please contact the Bondholder Relations Department of U.S. Bank Trust National Association at (612) 973-5800 with any questions regarding this Statement or your Distribution.